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                                                                   EXHIBIT 10.52


                                 (DREYERS LOGO)


June 25, 2004

Nestle S.A.
55 Avenue Nestle
CH-1800 Vevey
Switzerland
Attn: Philippe Blondiaux, Vice President and Group Treasurer

Re: Bridge Loan Facility for up to USD 400 million dated June 11, 2003 by and between Nestle' S.A. (Nestle') and Dreyer's Grand Ice Cream Holdings, Inc. (Dreyer's), as amended

Dear Mr. Blondiaux,

Pursuant to the terms of our Bridge Loan Facility agreement as amended, we elect to extend our Bridge Loan for an additional twelve months from June 26, 2004 to June 26, 2005.

All other terms and conditions of the Bridge Loan Facility are unchanged by this notice and remain in full force and effect.

/s/ William C. Collett

--------------------
William C. Collett
Treasurer
Dreyer's Grand Ice Cream Holdings, Inc.


                           510.652.8187 - 800.888.3442
                 5929 College Avenue, Oakland, California 94618
                                 www.dreyers.com